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                                                                    Exhibit 32.0

          CERTIFICATE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                        OF 2002 (18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of L. B. Foster Company does hereby certify to the best of their knowledge and belief that:

         (1) The annual report on Form 10-K for the year ended December 31, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this annual report on Form 10-K for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of L. B. Foster Company.

Date: March 12, 2004                    By:  /s/Stan L. Hasselbusch
                                             --------------------------------
                                             Stan L. Hasselbusch
                                             President and
                                             Chief Executive Officer

Date: March 12, 2004                    By:  /s/David J. Russo
                                             --------------------------------
                                             David J. Russo
                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be filed as part of the Form 10-K.